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                                                                   Exhibit 10.40

                         SIGMATRON INTERNATIONAL, INC.

                    TENTH AMENDMENT TO AMENDED AND RESTATED

                          LOAN AND SECURITY AGREEMENT

HSBC Business Loans, Inc.
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Loan and Security Agreement dated as of February 8, 1994, as amended (the "Loan Agreement"), between the undersigned, SigmaTron International, Inc., a Delaware corporation, and HSBC Business Loans, Inc. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

     Debtor has requested that Secured Party increase the amount of Advances available at any one time under the line of credit provided for in the Loan Agreement from $20,000,000 to $21,500,000, amend the annual lease rentals and capital expenditures covenant, and make certain other amendments to the Loan Agreement, and Secured Party is willing to do so under the terms and conditions set forth in this Amendment.

1.   AMENDMENTS.

     Upon your acceptance hereof in the space provided for that purpose below, the Loan Agreement shall be and hereby is amended as follows:

           (a) Item 1 of the Schedule to the Loan Agreement shall be amended in its entirety and as amended it shall be restated to read as follows:

            "1. Borrowing Capacity (Section 1.1(c))





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            Borrowing Capacity at any time shall be the net amount
            determined by taking the lesser of the following amounts:

                (A)  $21,500,000

                or

                (B)  the amount equal to the sum of:

                        (i) up to 85% of the Receivable Borrowing
                            Base, provided that the aggregate amount of Receivables owing to Debtor from Nighthawk Systems, Incorporated and its affiliates included within the determination of the Receivables Borrowing Base at any one time shall not exceed $10,000,000;

                       and

                       (ii) the lesser of $8,000,000 or the amount of
                            the Inventory Borrowing Base;

            and subtracting from the lesser of (A) and (B) above, the sum (without duplication) of letters of guaranty and Letters of Credit."

           (b) Item 26 of the Schedule to the Loan Agreement shall be amended in its entirety, and as amended it shall be restated to read as follows:

            "26. Combined Maximum Annual Lease Rentals and Capital Expenditures (Section 10.10)


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            $4,000,000 annually in the aggregate for Debtor and
            its Consolidated Subsidiaries."

2.   CONDITIONS.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

           (a) Debtor and Secured Party shall have executed and delivered this Amendment;

           (b) Secured Party shall have received from Debtor certified copies of resolutions of the Board of Directors of Debtor authorizing the execution and delivery of this Amendment and, to the extent not previously delivered to Secured Party, containing the actual specimen signatures of such signer, in each case in a form satisfactory to Secured Party and its counsel; and

           (c) Debtor shall cause each Third Party to execute and deliver to Secured Party such Third Party's consent to this Amendment in the form set forth below.

3.   REPRESENTATIONS.

     In order to induce Secured Party to execute and deliver this Amendment, Debtor hereby represents to Secured Party that, as of the date hereof, the representations and warranties set forth in the Loan Agreement and the other Transaction Documents are and shall be and remain true and correct and Debtor is in full compliance with all of the terms and conditions of the Loan Agreement and the other Transaction Documents and no Event of Default or event which with notice or lapse of time, or both, would constitute an Event of Default has occurred and is continuing or shall result after giving effect to this Amendment.

4.   MISCELLANEOUS.


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     (a) Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

     (b) Debtor acknowledges and agrees that the Loan Agreement and the Security Interest created and provided for therein continue to secure the payment of any and all indebtedness, and the performance of all obligations and agreements, of Debtor to Secured Party. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Loan Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     (c) Debtor agrees to pay on demand all costs and expenses of or incurred by Secured Party in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for Secured Party.

     (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [Signature Page to Follow]


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     Dated as of December __, 1996.

                                             SIGMATRON INTERNATIONAL, INC.

                                             By
                                                Its
                                                   -----------------------------
ATTEST:

------------------------------------

               , Its       Secretary
---------------      -----


     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                             HSBC MIDLAND BUSINESS LOANS, INC.



                                             By
                                                Its
                                                   -----------------------------



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                                    CONSENT

     The undersigned, National Material L.P. and Electro Magnetic Devices, Inc., have heretofore executed in favor of Secured Party those certain Subordination Agreements, each dated as of February 7, 1994, respectively, and Gary R. Fairhead has heretofore executed in favor of Secured Party that certain Guaranty of Validity of Collateral dated as of February 7, 1994, and each of the undersigned hereby consents to the Tenth Amendment to Amended and Restated Loan and Security Agreement set forth above and confirms that its Subordination Agreement or Guaranty of Validity of Collateral, as the case may be, and all of its obligations thereunder, remain in full force and effect. Without limiting the foregoing, each of National Material L.P. and Electro Magnetic Devices, Inc. hereby acknowledges and agrees that the additional availability under the Borrowing Capacity constitutes Senior Debt under its respective Subordination Agreement. Each of the undersigned hereby further agrees that the consent of the undersigned to any further amendments to the Loan and Security Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the agreements referred to above.

                                             NATIONAL MATERIAL, L.P.

                                             By:  NM Holding, Inc. (f/k/a
                                                  C.T. One, Inc.),
                                                  Its General Partner



                                                  By:
                                                     Its:
                                                         ----------------------


                                             ELECTRO MAGNETIC DEVICES, INC.



                                             By:
                                                 ------------------------------
                                                 Its:
                                                     --------------------------




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                                              ---------------------------------
                                              Gary R. Fairhead









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